UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 13, 2008

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400 Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Exchange Agreements

On February 13, 2008, Cell Therapeutics, Inc. (the “Company”) entered into separate agreements (the “Exchange Agreements”) with certain holders (the “Holders”) of its existing 5.75% Convertible Senior Subordinated Notes and 5.75% Convertible Subordinated Notes due June 15, 2008 (the “Notes”), pursuant to which holders of approximately $9.1 million in aggregate principal amount of the Notes agreed to exchange their Notes, together with the accrued and unpaid interest on the Notes, for 6,848,684 shares of the Company’s common stock, no par value (the “Common Shares”). The Company completed the exchange on February 13, 2008. After the satisfaction of the closing conditions and the subsequent completion of the exchange, approximately $10.7 million in aggregate principal of the Notes remain outstanding.

The Company issued the Common Shares to the Holders in a private placement pursuant to the exemption from the registration requirements afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Act”). The Holders are all either “qualified institutional buyers” within the meaning of Rule 144A under the Act or “accredited investors” as defined in Rule 501 of Regulation D promulgated under the Act.

The description of the terms and the conditions of the Exchange Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Exchange Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Section 3 – Securities and Trading Markets

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Company issued the Common Shares to the Holders in a private placement pursuant to the exemption from the registration requirements afforded by Section 4(2) of the Act.

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into those filings of the Company that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. The information furnished pursuant to this Item 7.01 shall instead be deemed “furnished.”

On February 13, 2008 the Company issued a press release related to the matters described herein (the “Press Release”). The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached with this report on Form 8-K:

10.1	Form of Exchange Agreement, dated February 13, 2008 between Cell Therapeutics, Inc. and certain other party thereto.

99.1	Press Release dated February 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: February 13, 2008	By:	/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number
10.1	Form of Exchange Agreement, dated February 13, 2008 between Cell Therapeutics, Inc. and certain other party thereto.

99.1	Press Release dated February 13, 2008

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